ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

Selection Criteria: All records
Table of Contents

1.

STATE

1. STATE

STATE	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	45	$4,301,313.54	0.42%	593	83.17%	9.481%	94.98%
Alaska	2	293,001.00	0.03	585	70.29	8.673	100.00
Arizona	113	22,799,311.35	2.23	602	82.53	8.513	96.18
Arkansas	12	1,460,375.00	0.14	593	86.95	8.928	94.15
California	684	238,942,621.77	23.33	612	79.51	7.730	95.06
Colorado	117	18,717,185.86	1.83	612	86.32	8.417	95.74
Connecticut	75	12,383,774.00	1.21	593	80.26	8.612	94.21
Delaware	6	930,100.00	0.09	589	83.84	8.596	90.19
District of Columbia	9	2,544,526.00	0.25	624	78.23	7.569	100.00
Florida	625	120,133,633.90	11.73	603	80.24	8.613	89.61
Georgia	152	20,833,642.77	2.03	596	84.87	9.177	85.63
Hawaii	42	14,503,290.57	1.42	618	72.85	7.610	92.20
Idaho	29	3,575,462.62	0.35	604	84.12	8.952	83.39
Illinois	160	28,889,490.69	2.82	601	81.36	9.077	92.83
Indiana	58	5,624,033.47	0.55	587	85.95	10.000	86.98
Iowa	19	1,870,535.97	0.18	591	82.87	9.728	100.00
Kansas	25	2,568,992.25	0.25	610	87.34	9.937	92.15
Kentucky	38	3,889,587.60	0.38	590	86.85	9.638	93.06
Louisiana	33	3,087,815.00	0.30	601	86.02	9.937	90.24
Maine	59	8,328,353.77	0.81	608	82.55	9.138	79.38
Maryland	114	28,387,516.24	2.77	589	80.83	8.417	97.05
Massachusetts	322	82,517,661.53	8.06	613	81.43	8.508	94.38
Michigan	207	22,879,524.89	2.23	593	84.12	9.348	92.42
Minnesota	50	7,460,468.00	0.73	602	81.58	8.655	95.16
Mississippi	11	947,894.00	0.09	582	81.58	9.466	87.45
Missouri	71	9,220,777.74	0.90	606	83.46	9.302	90.55
Montana	5	467,960.00	0.05	609	88.44	9.496	100.00
Nebraska	1	136,000.00	0.01	636	80.00	7.200	100.00
Nevada	70	16,744,922.31	1.63	622	82.34	7.929	88.28
New Hampshire	45	7,987,727.00	0.78	601	80.73	8.615	96.92
New Jersey	176	47,103,307.83	4.60	600	78.49	8.655	86.87
New York	267	81,909,331.88	8.00	608	76.78	8.242	93.75
North Carolina	103	10,752,284.19	1.05	599	83.24	9.414	92.20
North Dakota	2	231,625.00	0.02	578	91.79	11.146	100.00
Ohio	158	16,170,437.97	1.58	598	86.78	9.329	95.11
Oklahoma	27	2,368,100.17	0.23	607	86.47	9.636	97.71
Oregon	38	7,753,045.07	0.76	601	81.47	8.501	87.20
Pennsylvania	128	18,129,594.13	1.77	601	81.28	8.548	96.95
Rhode Island	54	11,649,789.13	1.14	611	78.33	8.148	80.80
South Carolina	48	7,431,005.63	0.73	618	81.67	8.848	94.59
South Dakota	6	524,740.00	0.05	618	83.18	9.509	100.00
Tennessee	72	6,961,152.25	0.68	598	86.10	9.196	98.40
Texas	468	47,519,433.60	4.64	584	86.69	9.632	92.42
Utah	54	6,771,942.53	0.66	611	85.49	8.729	94.92
Vermont	15	2,018,234.41	0.20	624	75.98	8.616	100.00
Virginia	169	32,578,863.82	3.18	605	82.05	8.537	93.06
Washington	102	20,956,974.20	2.05	599	81.72	8.306	96.82
Wisconsin	74	9,229,100.00	0.90	594	85.05	9.634	97.58
Wyoming	14	1,696,600.00	0.17	592	84.85	9.086	92.93
Total:	5,174	$1,024,183,060.65	100.00%	605	81.00%	8.481%	92.94%

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 19, 2006 13:42

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.